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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                    June 28, 1996



                                 ConSil Corp.

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            (Exact name of registrant as specified in its charter)



                                     Idaho

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                (State or other jurisdiction of incorporation)


            0-4846-3                                  82-0288840

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(Commission File Number)          (IRS Employer Identification No.)



500 - 625 Howe Street
Vancouver, British Columbia  CANADA       V6C 2T6

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(Address of principal executive offices)  (Zip Code)



                                (208) 769-4100

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                        (Registrant's Telephone Number)






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Item 5.     Other Events.
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            On  June 28th, 1996, the Registrant entered into that certain Loan
Agreement with Hecla Mining Company ("Hecla"), a copy of which is attached hereto as Exhibit A, which is incorporated herein by this reference (the "Loan Agreement"). Hecla owns approximately 78% of the issued and outstanding stock of Registrant. Under the Loan Agreement Hecla shall provide a line of credit to Registrant for cash advances not exceeding a total of five hundred thousand dollars ($500,000), until December 31, 1996. Registrant's performance of the terms of the Loan Agreement is secured by an assignment to Hecla Mining Company of Registrant's interest in the Sombrerete Project, a silver-bearing resource located in the State of Zacatecas, Mexico.

Item 7.     Financial Statements, Proforma Financial Information and Exhibits.
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            Exhibit A - Loan Agreement dated June 28, 1996.


                                   SIGNATURE
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            Pursuant  to the  requirements  of Section  12  of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    CONSIL CORP.




                                    By  /s/ Nathaniel K. Adams
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                                      Name:     Nathaniel K. Adams
                                      Title:    Secretary


Dated:  July 10, 1996














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                                 EXHIBIT INDEX

Exhibit           Description
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A                 Loan Agreement dated June 28, 1996